Investment Strategy	Jul. 02, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively-managed exchange-traded fund (“ETF”) and under normal conditions seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies that are domiciled in or exercise the predominant part of their economic activity in Japan (the “80% Policy”). As of the date of this prospectus, small capitalization companies are those with market capitalizations at the time of investment between $300 million and $10 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

Clearbrook Investment Consulting, LLC (the “Adviser”) has engaged Mitsubishi UFJ Trust and Banking Corporation (the “Sub-Adviser”) to provide investment advice to the Adviser related to the composition of the assets of the Fund. The Sub-Adviser employs a thematic approach to identify attractive small capitalization companies. The Sub-Adviser uses a quantitative screen focused on market capitalization and credit risk, and then uses proprietary research to identify key structural and cyclical themes with the potential for superior long-term growth, which include companies demonstrating (a) pioneering business models, (b) strength of position in industry value chain, (c) strong management, and (d) attractive valuations.

In determining whether a company is domiciled in or exercises the predominant part of its economic activity in Japan, the Fund will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets with respect to at least half of the company’s assets; or (iv) country where the company derives at least half of its revenue or profits.

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries outside of Japan, which may include less developed and emerging markets countries as well as other developed market countries.

Equity securities in which the Fund may invest include common stock, preferred stock, other investment companies, depositary receipts, real estate investment trusts (“REITs”), initial public offerings (“IPOs”), and ETFs.

From time to time, in pursuing its investment strategies, the Fund may hold a significant percentage of its investments in specific sectors of the economy, such as the industrials sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the industrials sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may lend its portfolio securities to generate additional income. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.

The Sub-Adviser may advise to sell a security or reduce its position if:

● growth prospects weaken; or

● stock price begins to reflect underlying value.

The Fund has elected to be and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 (“Subchapter M”), of the Internal Revenue Code of 1986, as amended (the “Code”).